UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2013 (March 22, 2013)
HEALTHCARE TRUST OF AMERICA, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35568	20-4738467
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16435 N. Scottsdale Road, Suite 320
Scottsdale, Arizona		85254
(Address of principal executive offices)		(Zip Code)
(480) 998-3478
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
This Current Report on Form 8-K is being filed by Healthcare Trust of America, Inc. (the “Company”) to present the financial statements for the acquired real properties described below as well as the related pro forma financial statements for the Company. These financial statements are being filed on Form 8-K in order to be incorporated by reference into the Company’s registration statements.
On March 22, 2013, the Company acquired a medical office building, or MOB, consisting of approximately 124,000 square feet located in Bryan - College Station, Texas (the “Texas A&M MOB”) for approximately $39.8 million, plus closing costs.
On July 29, 2013, the Company acquired a MOB consisting of approximately 115,000 square feet located in Denver, Colorado (the “Lincoln MOB”) for approximately $42.0 million, plus closing costs.
On September 20, 2013, the Company acquired a portfolio of MOBs consisting of approximately 428,000 square feet located in Florida (the “South Florida MOB Portfolio”) for approximately $62.9 million, plus closing costs. The summary financial information presented does not reflect the economic consequences of new leases executed subsequent to June 30, 2013 totaling approximately 18,000 square feet and $0.4 million of contractual annualized base rent.
Item 9.01 Financial Statements and Exhibits.

(a) Summary financial information of properties acquired.		Page
Texas A&M MOB
I	Report of Independent Registered Public Accounting Firm	3
II	Statement of Revenues and Certain Expenses for the Year Ended December 31, 2012	4
III	Notes to Statement of Revenues and Certain Expenses for the Year Ended December 31, 2012	5

Lincoln MOB
I	Report of Independent Registered Public Accounting Firm	7
II	Statements of Revenues and Certain Expenses for the Year Ended December 31, 2012 and Six Months Ended June 30, 2013 (Unaudited)	8
III	Notes to Statements of Revenues and Certain Expenses for the Year Ended December 31, 2012 and Six Months Ended June 30, 2013 (Unaudited)	9

South Florida MOB Portfolio
I	Report of Independent Registered Public Accounting Firm	11
II	Statements of Revenues and Certain Expenses for the Year Ended December 31, 2012 and Six Months Ended June 30, 2013 (Unaudited)	12
III	Notes to Statements of Revenues and Certain Expenses for the Year Ended December 31, 2012 and Six Months Ended June 30, 2013 (Unaudited)	13

(b) Pro forma financial information.
Healthcare Trust of America, Inc.
I	Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2013 and Condensed Consolidated Statements of Operations for the Six Months Ended June 30, 2013 and the Year Ended December 31, 2012 (Unaudited)	15
II	Notes to Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2013 and Condensed Consolidated Statements of Operations for the Six Months Ended June 30, 2013 and the Year Ended December 31, 2012 (Unaudited)	19
(d) Exhibits.
23.1 Consent of Deloitte & Touche LLP, dated September 27, 2013.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Healthcare Trust of America, Inc.
Scottsdale, Arizona

We have audited the accompanying Statement of Revenue and Certain Expenses of Texas A&M MOB, Bryan - College Station, Texas (the Historical Summary), for the year ended December 31, 2012. The Historical Summary is the responsibility of Healthcare Trust of America, Inc. and subsidiaries management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. Texas A&M MOB is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as it relates to the Historical Summary. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Texas A&M MOB’s internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provide a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K of Healthcare Trust of America, Inc. and subsidiaries) as discussed in Note 1 to the Historical Summary and is not intended to be a complete presentation of Texas A&M MOB’s revenues and expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the revenue and certain expenses discussed in Note 1 to the Historical Summary of Texas A&M MOB for the year ended December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Phoenix, Arizona
September 27, 2013

TEXAS A&M MOB
STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2012
(In thousands)

Year Ended December 31, 2012
Revenues:
Rental revenue	$2,929
Tenant reimbursements and other income	1,186
Total revenues	4,115
Certain expenses:
Property operating and maintenance	687
Property taxes	499
Total certain expenses	1,186
Revenues in excess of certain expenses	$2,929
The accompanying notes are an integral part of the statement of revenues and certain expenses.

TEXAS A&M MOB
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2012
1. Organization and Summary of Significant Accounting Policies
Organization
The accompanying statement of revenues and certain expenses include the operations of the Texas A&M MOB (the “Property”) which was acquired by Healthcare Trust of America, Inc. (the “Company”), from a nonaffiliated third party. The Property was acquired on March 22, 2013 for approximately $39.8 million. There were no assumed mortgage loans in connection with this acquisition.
Basis of Presentation
The statement of revenues and certain expenses (the “Historical Summary”) has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues, and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of depreciation, amortization, interest, and general and administrative expenses such as bank charges and professional services which are not expected to be comparable to future periods.
Revenue Recognition
Rental revenue is recognized on an accrual basis as it is earned over the lives of the respective tenant leases on a straight-line basis. Rental receivables are periodically evaluated for collectability. Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as income in the period that the expenses are incurred. The reimbursements are recognized and presented gross, as the Property is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier and bears the associated credit risk.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from the estimates in the near term.
Property Operating and Maintenance Expenses
Property operating and maintenance expenses represent direct expenses of operating the Property and include maintenance, utilities, property management fees, repairs, and insurance costs that are expected to continue in the ongoing operations of the Property. Expenditures for maintenance and repairs are charged to operations as incurred.
Concentration of Credit Risk
For the year ended December 31, 2012, three tenants represented approximately 44%, 31% and 12%, respectively, of the Property’s total revenues.
2. Operating Leases
The aggregate annual future minimum lease payments to be received under existing operating leases as of December 31, 2012, are as follows (in thousands):

Year	Amount
2013	$2,701
2014	2,769
2015	2,839
2016	2,909
2017	2,978
Thereafter	10,762
Total	$24,958
The above future minimum lease payments do not include payments for tenant reimbursements of certain expenses.

TEXAS A&M MOB
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES - CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2012
3. Ground Lease
The aggregate annual future minimum lease obligations under an existing ground lease as of December 31, 2012, are as follows (in thousands):

Year	Amount
2013	$60
2014	60
2015	60
2016	60
2017	60
Thereafter	1,918
Total	$2,218
4. Commitments and Contingencies
Litigation
The Property may be subject to legal claims in the ordinary course of business. The Company currently believes that the settlement of any potential claims will not have a material impact on the Property’s results of operations.
Environmental Matters
In connection with the ownership and operation of real estate, the Property may be liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and the Company is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.
5. Subsequent Events
In preparing these financial statements, the Company has evaluated events and transactions for recognition or disclosure through September 27, 2013, the date the financial statements were issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Healthcare Trust of America, Inc.
Scottsdale, Arizona

We have audited the accompanying Statement of Revenue and Certain Expenses of Lincoln MOB, Denver, Colorado (the Historical Summary), for the year ended December 31, 2012. The Historical Summary is the responsibility of Healthcare Trust of America, Inc. and subsidiaries management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. Lincoln MOB is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as it relates to the Historical Summary. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Lincoln MOB’s internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provide a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K of Healthcare Trust of America, Inc. and subsidiaries) as discussed in Note 1 to the Historical Summary and is not intended to be a complete presentation of Lincoln MOB’s revenues and expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the revenue and certain expenses discussed in Note 1 to the Historical Summary of Lincoln MOB for the year ended December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Phoenix, Arizona
September 27, 2013

LINCOLN MOB
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2012 AND SIX MONTHS ENDED JUNE 30, 2013 (UNAUDITED)
(In thousands)

	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)
Revenues:
Rental revenue	$3,005	$1,502
Tenant reimbursements and other income	1,569	855
Total revenues	4,574	2,357
Certain expenses:
Property operating and maintenance	900	494
Property taxes	798	430
Total certain expenses	1,698	924
Revenues in excess of certain expenses	$2,876	$1,433
The accompanying notes are an integral part of the statements of revenues and certain expenses.

LINCOLN MOB
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2012 AND SIX MONTHS ENDED JUNE 30, 2013
1. Organization and Summary of Significant Accounting Policies
Organization
The accompanying statements of revenues and certain expenses include the operations of the Lincoln MOB (the “Property”) which was acquired by Healthcare Trust of America, Inc. (the “Company”), from a nonaffiliated third party. The Property, which included approximately 4 acres of undeveloped land, was acquired on July 29, 2013 for approximately $42.0 million. There were no assumed mortgage loans in connection with this acquisition.
Basis of Presentation
The statements of revenues and certain expenses (the “Historical Summary”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues, and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and the Historical Summary is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of depreciation, amortization, interest, and general and administrative expenses such as asset management fees, bank charges and professional services which are not expected to be comparable to future periods.
The statement of revenues and certain expenses for the period from January 1, 2013 to June 30, 2013 is unaudited and reflects all adjustments (consisting only of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation of the operating results for the interim period presented. The statement of revenues and certain expenses for the period from January 1, 2013 to June 30, 2013 (unaudited) is not necessarily indicative of the expected results for the entire fiscal year ending December 31, 2013.
Revenue Recognition
Rental revenue is recognized on an accrual basis as it is earned over the lives of the respective tenant leases on a straight-line basis. Rental receivables are periodically evaluated for collectability. Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as income in the period that the expenses are incurred. The reimbursements are recognized and presented gross, as the Property is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier and bears the associated credit risk.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from the estimates in the near term.
Property Operating and Maintenance Expenses
Property operating and maintenance expenses represent direct expenses of operating the Property and include maintenance, utilities, property management fees, repairs, and insurance costs that are expected to continue in the ongoing operations of the Property. Expenditures for maintenance and repairs are charged to operations as incurred.
Concentration of Credit Risk
For the year ended December 31, 2012, two tenants represented approximately 28% and 10%, respectively, of the Property’s total revenues. For the six months ended June 30, 2013, two tenants represented approximately 28% and 10%, respectively, of the Property’s total revenues (unaudited).

LINCOLN MOB
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES - CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2012 AND SIX MONTHS ENDED JUNE 30, 2013
2. Operating Leases
The aggregate annual future minimum lease payments to be received under existing operating leases as of December 31, 2012, are as follows (in thousands):

Year	Amount
2013	$2,881
2014	2,966
2015	3,053
2016	2,760
2017	2,723
Thereafter	9,878
Total	$24,261
The above future minimum lease payments do not include payments for tenant reimbursements of certain expenses.
3. Commitments and Contingencies
Litigation
The Property may be subject to legal claims in the ordinary course of business. The Company currently believes that the settlement of any potential claims will not have a material impact on the Property’s results of operations.
Environmental Matters
In connection with the ownership and operation of real estate, the Property may be liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and the Company is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.
4. Subsequent Events
In preparing these financial statements, the Company has evaluated events and transactions for recognition or disclosure through September 27, 2013, the date the financial statements were issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Healthcare Trust of America, Inc.
Scottsdale, Arizona

We have audited the accompanying Statement of Revenue and Certain Expenses of South Florida MOB Portfolio, Florida (the Historical Summary), for the year ended December 31, 2012. The Historical Summary is the responsibility of Healthcare Trust of America, Inc. and subsidiaries management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. South Florida MOB Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting as it relates to the Historical Summary. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of South Florida MOB Portfolio’s internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provide a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K of Healthcare Trust of America, Inc. and subsidiaries) as discussed in Note 1 to the Historical Summary and is not intended to be a complete presentation of South Florida MOB Portfolio’s revenues and expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the revenue and certain expenses discussed in Note 1 to the Historical Summary of South Florida MOB Portfolio for the year ended December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

/s/ DELOITTE & TOUCHE LLP

Phoenix, Arizona
September 27, 2013

SOUTH FLORIDA MOB PORTFOLIO
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2012 AND SIX MONTHS ENDED JUNE 30, 2013 (UNAUDITED)
(In thousands)

	Year Ended December 31, 2012	Six Months Ended June 30, 2013 (Unaudited)
Revenues:
Rental revenue	$7,481	$3,904
Tenant reimbursements and other income	665	327
Total revenues	8,146	4,231
Certain expenses:
Property operating and maintenance	4,096	1,919
Property taxes	767	403
Interest expense	843	414
Total certain expenses	5,706	2,736
Revenues in excess of certain expenses	$2,440	$1,495
The accompanying notes are an integral part of the statements of revenues and certain expenses.

SOUTH FLORIDA MOB PORTFOLIO
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2012 AND SIX MONTHS ENDED JUNE 30, 2013
1. Organization and Summary of Significant Accounting Policies
Organization
The accompanying statements of revenues and certain expenses include the operations of the South Florida MOB Portfolio (the “Portfolio”) which was acquired by Healthcare Trust of America, Inc. (the “Company”), from a nonaffiliated third party. The Portfolio was acquired on September 20, 2013 for approximately $62.9 million. As part of the acquisition, the Company assumed approximately $18.0 million of mortgage loans.
Basis of Presentation
The statements of revenues and certain expenses (the “Historical Summary”) have been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The Historical Summary includes the historical revenues, and certain operating expenses of the Portfolio, exclusive of items which may not be comparable to the proposed future operations of the Portfolio. Material amounts that would not be directly attributable to future operating results of the Portfolio are excluded, and the Historical Summary is not intended to be a complete presentation of the Portfolio’s revenues and expenses. Items excluded consist of depreciation, amortization, and general and administrative expenses such as bank charges and professional services which are not expected to be comparable to future periods.
The statement of revenues and certain expenses for the period from January 1, 2013 to June 30, 2013 is unaudited and reflects all adjustments (consisting only of normal recurring adjustments), which are, in the opinion of management, necessary for a fair presentation of the operating results for the interim period presented. The statement of revenues and certain expenses for the period from January 1, 2013 to June 30, 2013 (unaudited) is not necessarily indicative of the expected results for the entire fiscal year ending December 31, 2013.
Revenue Recognition
Rental revenue is recognized on an accrual basis as it is earned over the lives of the respective tenant leases on a straight-line basis. Rental receivables are periodically evaluated for collectability. Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as income in the period that the expenses are incurred. The reimbursements are recognized and presented gross, as the Portfolio is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier and bears the associated credit risk.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from the estimates in the near term.
Property Operating and Maintenance Expenses
Property operating and maintenance expenses represent direct expenses of operating the Portfolio and include maintenance, utilities, property management fees, repairs, and insurance costs that are expected to continue in the ongoing operations of the Portfolio. Expenditures for maintenance and repairs are charged to operations as incurred.
Concentration of Credit Risk
For the year ended December 31, 2012, one tenant represented approximately 16% of the Portfolio’s total revenues. For the six months ended June 30, 2013, one tenant represented approximately 16% of the Portfolio’s total revenues (unaudited).

SOUTH FLORIDA MOB PORTFOLIO
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES - CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2012 AND SIX MONTHS ENDED JUNE 30, 2013
2. Operating Leases
The aggregate annual future minimum lease payments to be received under existing operating leases as of December 31, 2012, are as follows (in thousands):

Year	Amount
2013	$6,176
2014	5,233
2015	4,379
2016	3,037
2017	1,620
Thereafter	2,878
Total	$23,323
The above future minimum lease payments do not include payments for tenant reimbursements of certain expenses.
3. Ground Leases
The aggregate annual future minimum lease obligations under existing ground leases as of December 31, 2012, are as follows (in thousands):

Year	Amount
2013	$136
2014	136
2015	138
2016	150
2017	150
Thereafter	9,837
Total	$10,547
4. Commitments and Contingencies
Litigation
The Portfolio may be subject to legal claims in the ordinary course of business. The Company currently believes that the settlement of any potential claims will not have a material impact on the Portfolio’s results of operations.
Environmental Matters
In connection with the ownership and operation of real estate, the Portfolio may be liable for costs and damages related to environmental matters. The Portfolio has not been notified by any governmental authority of any non-compliance, liability or other claim, and the Company is not aware of any other environmental condition that it believes will have a material adverse effect on the Portfolio’s results of operations.
5. Subsequent Events
In preparing these financial statements, the Company has evaluated events and transactions for recognition or disclosure through September 27, 2013, the date the financial statements were issued. Subsequent to June 30, 2013, additional leases were executed on this Portfolio. The revenue related to these leases is not reflected in the future operating leases noted in footnote 2.

HEALTHCARE TRUST OF AMERICA, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 2013 AND CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2013 AND THE YEAR ENDED DECEMBER 31, 2012 (UNAUDITED)
The accompanying unaudited pro forma condensed consolidated balance sheet and statements of operations (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with the Company’s June 30, 2013 Quarterly Report on Form 10-Q and December 31, 2012 Annual Report on Form 10-K. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
The accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 2013 is presented, as if we acquired the Lincoln MOB and the South Florida MOB Portfolio on June 30, 2013. The Texas A&M MOB acquisition closed prior to June 30, 2013, therefore, it is already included in the Company’s historical June 30, 2013 balance sheet.
The accompanying unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2013 and the year ended December 31, 2012 are presented as if we acquired the Texas A&M MOB, the Lincoln MOB and the South Florida MOB Portfolio (collectively, the “Properties”) on January 1, 2012. The Properties were acquired using proceeds from the sale of Class A common stock of Healthcare Trust of America, Inc. and cash flow from operations.
The accompanying pro forma condensed consolidated balance sheet and statements of operations are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include allocations of the purchase price of the Properties based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed in connection with the acquisitions and are subject to change.

HEALTHCARE TRUST OF AMERICA, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)
(In thousands)

	June 30, 2013 As Reported (A)	Pro Forma Adjustments (B)		June 30, 2013 Pro Forma
ASSETS
Real estate investments:
Land	$182,313	$5,142	(C)	$187,455
Building and improvements	2,102,743	76,415	(C)	2,179,158
Lease intangibles	360,937	18,438	(C)	379,375
Property held for sale, net	21,138	—		21,138
	2,667,131	99,995		2,767,126
Accumulated depreciation and amortization	(392,102)	—		(392,102)
Real estate investments, net	2,275,029	99,995		2,375,024
Real estate notes receivable	20,000	—		20,000
Cash and cash equivalents	120,871	(86,929)	(C)	33,942
Restricted cash and escrow deposits	18,268	—		18,268
Receivables and other assets, net	97,289	—		97,289
Other intangibles, net	42,237	6,365	(C)	48,602
Non-real estate assets of property held for sale, net	1,059	—		1,059
Total assets	$2,574,753	$19,431		$2,594,184
LIABILITIES AND EQUITY
Liabilities:
Debt, net	$1,114,204	$17,983	(C)	$1,132,187
Accounts payable and accrued liabilities	71,661	—		71,661
Derivative financial instruments - interest rate swaps	2,065	—		2,065
Security deposits, prepaid rent and other liabilities	28,966	1,000	(C)	29,966
Intangible liabilities, net	10,823	448	(C)	11,271
Total liabilities	1,227,719	19,431		1,247,150
Commitments and contingencies
Redeemable noncontrolling interest of limited partners	3,423	—		3,423
Equity:
Preferred stock	—	—		—
Class A common stock	1,688	—		1,688
Class B common stock	573	—		573
Additional paid-in capital	2,011,333	—		2,011,333
Cumulative dividends in excess of earnings	(683,076)	—		(683,076)
Total stockholders’ equity	1,330,518	—		1,330,518
Noncontrolling interest	13,093	—		13,093
Total equity	1,343,611	—		1,343,611
Total liabilities and equity	$2,574,753	$19,431		$2,594,184
The accompanying notes are an integral part of this unaudited pro forma condensed consolidated balance sheet.

HEALTHCARE TRUST OF AMERICA, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
(In thousands, except per share data)

	Six Months Ended June 30, 2013 As Reported (D)	Pro Forma Adjustments (E)		Six Months Ended June 30, 2013 Pro Forma
Revenues:
Rental income	$152,432	$7,441	(F)	$159,873
Interest income from real estate notes receivable and other income	1,239	—		1,239
Total revenues	153,671	7,441		161,112
Expenses:
Rental	46,461	3,578	(G)	50,039
General and administrative	12,665	—		12,665
Acquisition-related	1,683	(118)	(H)	1,565
Depreciation and amortization	57,973	4,857	(I)	62,830
Listing	4,405	—		4,405
Total expenses	123,187	8,317		131,504
Income (loss) before other income (expense)	30,484	(876)		29,608
Other income (expense):
Interest expense:
Interest related to debt	(23,397)	(414)	(J)	(23,811)
Interest related to derivative financial instruments and net change in fair value of derivative financial instruments	8,167	—		8,167
Other income	18	—		18
Income (loss) from continuing operations	$15,272	$(1,290)		$13,982
Income per share from continuing operations - basic and diluted	$0.07			$0.06
Weighted average number of shares outstanding
Basic	221,380	4,636	(K)	226,016
Diluted	222,585	4,636	(K)	227,221
The accompanying notes are an integral part of this unaudited pro forma condensed consolidated statement of operations.

HEALTHCARE TRUST OF AMERICA, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
(In thousands, except per share data)

	Year Ended December 31, 2012 As Reported (L)	Pro Forma Adjustments (M)		Year Ended December 31, 2012 Pro Forma
Revenues:
Rental income	$293,076	$16,665	(F)	$309,741
Interest income from real estate notes receivable and other income	4,304	—		4,304
Total revenues	297,380	16,665		314,045
Expenses:
Rental	95,046	7,784	(G)	102,830
General and administrative	21,741	—		21,741
Non-traded REIT	4,340	—		4,340
Acquisition-related	8,843	—		8,843
Depreciation and amortization	115,497	13,037	(I)	128,534
Listing	22,573	—		22,573
Total expenses	268,040	20,821		288,861
Income (loss) before other income (expense)	29,340	(4,156)		25,184
Other income (expense):
Interest expense:
Interest related to debt	(39,868)	(843)	(J)	(40,711)
Interest related to derivative financial instruments and net change in fair value of derivative financial instruments	(12,611)	—		(12,611)
Debt extinguishment costs	(1,886)	—		(1,886)
Other income	89	—		89
Loss from continuing operations	$(24,936)	$(4,999)		$(29,935)
Loss per share from continuing operations - basic and diluted	$(0.11)			$(0.13)
Weighted average number of shares outstanding
Basic	222,713	11,043	(K)	233,756
Diluted	222,713	11,043	(K)	233,756

The accompanying notes are an integral part of this unaudited pro forma condensed consolidated statement of operations.

HEALTHCARE TRUST OF AMERICA, INC.
NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 2013 AND CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2013 AND THE YEAR ENDED DECEMBER 31, 2012 (UNAUDTED)

(A) Reflects the Company’s balance sheet as of June 30, 2013 as disclosed in the Company’s Quarterly Report on Form 10-Q filed with the SEC.
(B) Amounts represent the pro forma adjustments to reflect the Lincoln MOB and South Florida MOB Portfolio acquisitions as if they occurred on June 30, 2013.
(C) Amounts represent the preliminary purchase price allocations for the Lincoln MOB and South Florida MOB Portfolio acquisitions.
(D) Reflects the Company’s results of operations for the six months ended June 30, 2013 as disclosed in the Company’s Quarterly Report on Form 10-Q filed with the SEC.
(E)  Amounts represent the pro forma adjustments to fully reflect the operations of the Properties for the six months ended June 30, 2013.
(F)  Rental income includes straight-line rental revenues and tenant reimbursement income for the Properties in accordance with the respective lease agreements, as well as the amortization of above and below market leases.
(G)  Rental expenses include property taxes, utilities, insurance, maintenance, management fees and other property operating expenses.
(H) Historical acquisition costs associated with the Properties were excluded.
(I)  Depreciation expense on the portion of the purchase price allocated to building is recognized using the straight-line method over an estimated useful life between 20 and 39 years. Depreciation expense on improvements is recognized using the straight-line method over an estimated useful life between 1 month and 13 years. Amortization expense on intangible assets is recognized using the straight-line method over an estimated useful life between 1 month and 11 years.
(J) Interest expense includes the amounts associated with the $18.0 million of mortgage loans assumed in the South Florida MOB Portfolio acquisition.
(K) Reflects the adjustment to the basic and diluted weighted average shares to fully reflect the shares issued to fund the acquisitions for the six months ended June 30, 2013 and year ended December 31, 2012.
(L)  Reflects the Company’s results of operations for the year ended December 31, 2012 as disclosed in the Company’s Annual Report on Form 10-K filed with the SEC and includes the impact of reclassifications of certain amounts to conform with current year presentation with respect to the results of operations of a property classified as held for sale during 2013, which are included in discontinued operations. The year ended December 31, 2012, includes of $0.6 million of income from discontinued operations from the property classified as held for sale during 2013.
(M) Amounts represent pro forma adjustments to reflect the operations of the Properties for the year ended December 31, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.
September 27, 2013	By:	/s/ Scott D. Peters
Name: Scott D. Peters
Title: Chief Executive Officer, President and Chairman